CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 1 AMENDMENT NO. 1 TO COMMERCIAL MANUFACTURING SERVICES AND SUPPLY AGREEMENT This Amendment No. 1 (“Amendment”) effective as of May 23, 2024 (“Amendment Effective Date”) by and between Lonza Tampa, LLC (formerly known as Xcelience, LLC), having an address at [***] (“Lonza”) and Strongbridge Dublin Limited , a company incorporated under the laws of Ireland, having its office at Suite 206, Fitzwilliam Hall, Fitzwilliam Place, Dublin 2, D02 T292, Ireland (hereinafter collectively referred to as “Strongbridge” or “Customer”). PRELIMINARY STATEMENT WHEREAS, Lonza and Strongbridge entered into that certain Commercial Manufacturing Services and Supply Agreement dated effective May 4th, 2021 (the “Agreement”); and WHEREAS, Lonza and Strongbridge desire to amend the Agreement upon the terms and conditions noted below; NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lonza and Strongbridge hereby agree as follows: 1. All references in the Agreement to “Xcelience, LLC” are deleted and hereby replaced with “Lonza Tampa, LLC.” 2. The introductory paragraph is deleted in its entirety and replaced with the following: “This Commercial Manufacturing Services and Supply Agreement (the ‘Agreement’) is made and entered into as of May 6th, 2021 (‘Effective Date’) by and between Strongbridge Dublin Limited, a company incorporated under the laws of Ireland, having an office at Suite 206, Fitzwilliam Hall, Fitzwilliam Place, Dublin 2, D02 T292, Ireland (hereinafter collectively referred to as “Strongbridge” or “Customer”) and Lonza Tampa, LLC, with a principal place of business at [***] (‘Lonza’). Each of Lonza and Customer may be referred to herein individually as a ‘Party,’ and Lonza and Customer may be referred to collectively as the ‘Parties.’” 3. In Section 13.1 of the Agreement, the notice address for Customer is deleted and replaced with the following: “If to Customer: Strongbridge Dublin Limited c/o Xeris Pharmaceuticals, Inc. 1375 W Fulton St, Suite 1300, Chicago, IL 60607 Attention: Legal Department Copy to: [***] Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED 2 Copy to: [***] Copy to: [***] Copy to: Legal@xerispharma.com 4. Exhibit A of the Agreement is hereby deleted in its entirety and replaced with Exhibit A as attached hereto and incorporated herein by reference. 5. This Amendment supersedes and replaces that certain Amendment No. 1 dated August 25, 2023, by and between Lonza and Xeris Pharmaceuticals, Inc. (“Xeris”) (“Voided Amendment”) which purported to amend the Agreement without the consent of Strongbridge. For avoidance of doubt, the Voided Amendment shall be void and of no force and effect. 6. The provisions of this Amendment are hereby made a part of the Agreement. 7. Any conflict between the provisions of this Amendment and the Agreement shall be resolved in favor of the provisions of this Amendment. 8. All capitalized terms used in this Amendment and not defined herein shall have the same meanings as given to them in the Agreement. In order to demonstrate their agreement, the parties have executed and delivered this Amendment as of the Amendment Effective Date. Agreed and Accepted: Agreed and Accepted: LONZA TAMPA, LLC STRONGBRIDGE DUBLIN LIMITED By: /s/ Filipe Tomas By: /s/ Ken Johnson Name: Filipe Tomas Name: Ken Johnson Title: Head of Account Management, North America Title: Senior Vice President Acknowledged and Agreed: Xeris Pharmaceuticals, Inc. By: /s/ Peter Valentinsson Name: Peter Valentinsson Title: SVP, Product Development/Technical Operations